POWER OF ATTORNEY

For Executing Forms 3, 4 and 5

Know all by these presents, that the undersigned hereby

constitutes and appoints each of Jerry D. Orler, Cliff

Beckham, and Craig Shelly signing singly, his true and

lawful attorney-in-fact to:

(1) execute for and on behalf of the undersigned,

in the undersigned's capacity as an officer and/or

director of USA Truck, Inc. (the "Company"), Forms 3,

4 and 5 in accordance with Section 16(a) of the Securities

Exchange Act of 1934, as amended, and the rules thereunder;

(2) do and perform any and all acts for and on behalf of

the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4 and 5 and timely file such form with the United States Securities and Exchange Commission and

any stock exchange or similar authority; and

(3) take any other action of any type whatsoever in

connection with foregoing which, in the opinion of such

attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being

understood that the documents executed by such attorney-in

-fact on behalf of the undersigned pursuant to this Power

of Attorney shall be in such form and shall contain such

terms and conditions as such attorney-in-fact may approve

in his direction.

The undersigned hereby grants to each such attorney-in-

fact full power and authority to do and perform any and

every act and thing whatsoever requisite, necessary or

proper to be done in the exercise of any of the rights

and powers herein granted, as fully to all intents and

purposes as the undersigned might or could do if personally

present, with full power of substitution or revocation,

hereby ratifying and confirming all that such attorney-in-

fact, or his substitute or substitutes, shall lawfully do

or cause to be done by virtue of this power of attorney and

the rights and powers herein granted.  The undersigned

acknowledges that the foregoing attorneys-in-fact, in

serving in such capacity at the request of the undersigned,

are not assuming, nor is the Company assuming, any of the

undersigned's responsibilities to comply with Section 16

of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and

effect until the undersigned is no longer required to file

Forms 3, 4 and 5 with respect to the undersigned's holdings

of and transactions in securities relating to the Company,

unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power

of Attorney to be executed as of this 15th day of August, 2002.

 /s/ James B. Speed

 Signature

 James B. Speed

 Printed Name